                                                                    EXHIBIT 99.2

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On January 2, 2003, Heritage Propane Partners, L.P. (Heritage), through its subsidiary Heritage Operating, L.P., acquired the propane distribution assets of V-1 Oil Co. (formerly the combined operations of V-1 Oil Co. and V-1 Gas Co., which were merged on September 30, 2002, herein referred to as V-1), for total consideration of $34,189,443, after post-closing adjustments. The acquisition price was negotiated with V-1, and was payable $19,189,443 in cash, and by the issuance of 551,456 Common Units of Heritage valued at $15,000,000. The exchange price for the Common Units was $27.20074, determined under a formula based upon the average closing price of Heritage's Common Units for the twenty (20) consecutive trading days commencing on the tenth trading day prior to the public announcement of the transaction on December 10, 2002.

The following unaudited pro forma combined financial statements present (i) unaudited pro forma balance sheet data at November 30, 2002, giving effect to the acquisition of the propane operations of V-1 as if the acquisition had been consummated on that date and (ii) unaudited pro forma combined statements of operations for the three months ended November 30, 2002 and the year ended August 31, 2002, giving effect to the acquisition as if the acquisition had been consummated on September 1, 2001. The unaudited pro forma combined balance sheet data at November 30, 2002 combines the balance sheets of Heritage as of November 30, 2002, and V-1 as of September 30, 2002, after giving effect to pro forma adjustments. The unaudited pro forma combined statements of operations for the three months ended November 30, 2002 and the year ended August 31, 2002, combines the results of operations of Heritage for the three month period ended November 30, 2002, and fiscal year ended August 31, 2002, with the results of operations for V-1 for the three month period ended September 30, 2002, and the year ended September 30, 2002, after giving effect to pro forma adjustments.

A final determination of purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not been made. Accordingly, the purchase accounting adjustments made in connection with the development of the following unaudited pro forma combined financial statements are preliminary and have been made solely for purposes of developing such pro forma combined financial statements. However, management does not believe that final adjustments will be materially different from the amounts presented herein.

The following unaudited pro forma combined financial statements are provided for informational purposes only and should be read in conjunction with the separate consolidated financial statements of Heritage (which are filed with Heritage's Annual Report filed on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 27, 2002 and January 14, 2003, respectively, incorporated herein by reference) and the financial statements of V-1 (which are included elsewhere in this Form 8-K/A). The following unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results that actually would have been achieved if the acquisition of V-1 had been consummated on the dates indicated or which may be achieved in the future.

                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

                                NOVEMBER 30, 2002
                                 (IN THOUSANDS)


                                                 Heritage Propane
                                                  Partners, L.P.           V-1               Pro Forma           Pro Forma
                                                   (Historical)       (Historical)          Adjustments          Combined
                                                 ----------------     ------------          -----------          ----------
                     ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                        $   5,223          $   6,687            $  (6,681)(a)        $    3,644
                                                                                               17,298 (d)
                                                                                                  306 (c)
                                                                                              (19,189)(e)
   Marketable securities                                2,559              5,937               (5,937)(a)             2,559
   Accounts receivable                                 57,619              2,301                    -                59,920
   Inventories                                         53,267              1,736                    -                55,003
   Assets from liquids marketing                          813                  -                    -                   813
   Prepaid expenses and other                           8,451                279                    -                 8,730
                                                    ---------          ---------            ---------            ----------
     Total current assets                             127,932             16,940              (14,203)              130,669

PROPERTY, PLANT AND EQUIPMENT, net                    402,567             10,448               19,832 (b)           432,847
INVESTMENT IN AFFILIATES                                8,072                  -                    -                 8,072
MARKETABLE SECURITIES                                       -              1,647               (1,647)(a)                 -
GOODWILL                                              156,258                  -                    -               156,258
INTANGIBLES AND OTHER ASSETS, net                      56,491              1,113               (1,113)(a)            57,200
                                                                                                  709 (b)
                                                    ---------          ---------            ---------            ----------
                  Total assets                      $ 751,320          $  30,148            $   3,578            $  785,046
                                                    =========          =========            =========            ==========

        LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Working capital facility                         $  52,800          $       -            $       -            $   52,800
   Accounts payable                                    56,903              1,103               (1,103)(a)            56,903
   Accounts payable to related companies                4,558                  -                    -                 4,558
   Accrued and other current liabilities               28,505              1,897                 (775)(a)            29,627
   Liabilities from liquids marketing                     772                  -                    -                   772
   Current maturities of long-term debt                22,628                  -                    -                22,628
                                                    ---------          ---------            ---------            ----------
     Total current liabilities                        166,166              3,000               (1,878)              167,288

LONG-TERM DEBT,  less current maturities              418,607                  -               17,298 (d)           435,905
MINORITY INTERESTS                                      3,524                  -                  151 (c)             3,675
ENVIRONMENTAL REMEDIATION ACCRUAL                           -                404                 (404)(a)                 -
OTHER LONG TERM LIABILITIES                                 -                446                 (446)(a)                 -
                                                    ---------          ---------            ---------            ----------
                  Total liabilities                   588,297              3,850               14,721               606,868
                                                    ---------          ---------            ---------            ----------

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL:
         Common unitholders                           165,183                  -               15,000 (c)           180,183
         General partner                                1,492                  -                  155 (c)             1,647
         Common Stock                                       -                  1                   (1)(a)                 -
         Retained Earnings                                  -             26,398              (26,398)(a)                 -
         Accumulated other comprehensive loss          (3,652)              (101)                 101 (a)            (3,652)
                                                    ---------          ---------            ---------            ----------
                  Total partners' capital             163,023             26,298              (11,143)              178,178
                                                    ---------          ---------            ---------            ----------
Total liabilities and partners' capital             $ 751,320          $  30,148            $   3,578            $  785,046
                                                    =========          =========            =========            ==========

See accompanying notes.

                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      THREE MONTHS ENDED NOVEMBER 30, 2002
                  (IN THOUSANDS, EXCEPT PER UNIT AND UNIT DATA)


                                                              Heritage
                                                              Propane
                                                           Partners, L.P.       V-1         Pro Forma            Pro Forma
                                                            (Historical)    (Historical)    Adjustments          Combined
                                                           --------------   ------------    -----------          ---------

REVENUES:
   Retail propane                                            $   84,050      $    4,824      $        -         $   88,874
   Wholesale propane                                             11,348             261               -             11,609
   Retail gasoline                                                    -           1,310          (1,310)(h)              -
   Liquids marketing                                             60,730               -               -             60,730
   Other                                                         17,355           1,250               -             18,605
                                                             ----------      ----------      ----------         ----------
     Total revenues                                             173,483           7,645          (1,310)           179,818
                                                             ----------      ----------      ----------         ----------

COSTS AND EXPENSES:
   Cost of products sold                                         57,020           4,444          (1,204)(h)         60,260
   Liquids marketing                                             60,023               -               -             60,023
   Operating expenses                                            33,425           2,535             (92)(h)         35,868
   Depreciation and amortization                                  9,266             295             102 (f)          9,663
   Selling, general and administrative                            3,192             507               -              3,699
                                                             ----------      ----------      ----------         ----------
     Total costs and expenses                                   162,926           7,781          (1,194)           169,513
                                                             ----------      ----------      ----------         ----------

OPERATING INCOME (LOSS)                                          10,557            (136)           (116)            10,305

OTHER INCOME (EXPENSE):
   Interest expense                                              (9,297)              -            (135)(g)         (9,432)
   Interest and investment income                                     -              97             (97)(j)              -
   Equity in earnings of affiliates                                 213               -               -                213
   Gain on disposal of assets                                        67             641            (641)(i)             67
   Gain on redemption of marketable securities                        -               5              (5)(j)              -
   Other                                                           (278)            (49)              -               (327)
                                                             ----------      ----------      ----------         ----------
INCOME (LOSS) BEFORE MINORITY INTERESTS                           1,262             558            (994)               826

   Minority interests                                              (123)              -               4 (k)           (119)
                                                             ----------      ----------      ----------         ----------
NET INCOME (LOSS)                                                 1,139             558            (990)               707

GENERAL PARTNER'S INTEREST IN NET INCOME (LOSS)                     229               -              (4)(l)            225
                                                             ----------      ----------      ----------         ----------
LIMITED PARTNERS' INTEREST IN NET INCOME (LOSS)              $      910      $      558      $     (986)        $      482
                                                             ==========      ==========      ==========         ==========
BASIC NET INCOME (LOSS) PER LIMITED PARTNER UNIT             $     0.06                                         $     0.03
                                                             ==========                                         ==========
BASIC AVERAGE NUMBER OF UNITS OUTSTANDING                    15,816,347                         551,456 (c)     16,367,803
                                                             ==========                      ==========         ==========
DILUTED NET INCOME (LOSS) PER LIMITED PARTNER UNIT           $     0.06                                         $     0.03
                                                             ==========                                         ==========
DILUTED AVERAGE NUMBER OF UNITS OUTSTANDING                  15,848,698                         551,456         16,400,154
                                                             ==========                      ==========         ==========


See accompanying notes.

                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2002
                 (IN THOUSANDS, EXCEPT PER UNIT AND UNIT DATA)

                                                        Heritage
                                                        Propane
                                                     Partners, L.P.        V-1         Pro Forma          Pro Forma
                                                      (Historical)     (Historical)   Adjustments         Combined
                                                     --------------    ------------   -----------         ---------
REVENUES:
   Retail propane                                      $  365,334      $   27,513     $       --         $  392,847
   Wholesale propane                                       41,204             793             --             41,997
   Retail gasoline                                             --           6,845         (6,845)(h)             --
   Liquids marketing                                      159,607              --             --            159,607
   Other                                                   55,245           4,174             --             59,419
                                                       ----------      ----------     ----------         ----------
     Total revenues                                       621,390          39,325         (6,845)           653,870
                                                       ----------      ----------     ----------         ----------

COSTS AND EXPENSES:
   Cost of products sold                                  238,185          21,848         (6,396)(h)        253,637
   Liquids marketing                                      159,065              --             --            159,065
   Operating expenses                                     133,203           9,183           (502)(h)        141,884
   Depreciation and amortization                           36,998           1,161            426 (f)         38,585
   Selling, general and administrative                     12,978           3,655             --             16,633
                                                       ----------      ----------     ----------         ----------
     Total costs and expenses                             580,429          35,847         (6,472)           609,804
                                                       ----------      ----------     ----------         ----------

OPERATING INCOME (LOSS)                                    40,961           3,478           (373)            44,066

OTHER INCOME (EXPENSE):
   Interest expense                                       (37,341)             --           (541)(g)        (37,882)
   Interest and investment income                              --             611           (611)(j)             --
   Equity in earnings of affiliates                         1,338              --             --              1,338
   Gain on disposal of assets                                 812             647           (647)(i)            812
   Gain on redemption of marketable securities                 --               5             (5)(j)             --
   Other                                                     (294)            153             --               (141)
                                                       ----------      ----------     ----------         ----------
INCOME (LOSS) BEFORE MINORITY INTERESTS                     5,476           4,894         (2,177)             8,193

   Minority interests                                        (574)             --            (27)(k)           (601)
                                                       ----------      ----------     ----------         ----------
NET INCOME (LOSS)                                           4,902           4,894         (2,204)             7,592

GENERAL PARTNER'S INTEREST IN NET INCOME (LOSS)               918              --             27 (l)            945
                                                       ----------      ----------     ----------         ----------
LIMITED PARTNERS' INTEREST IN NET INCOME (LOSS)        $    3,984      $    4,894     $   (2,231)        $    6,647
                                                       ==========      ==========     ==========         ==========
BASIC NET INCOME (LOSS) PER LIMITED PARTNER UNIT       $     0.25                                        $     0.41
                                                       ==========                                        ==========
BASIC AVERAGE NUMBER OF UNITS OUTSTANDING              15,738,621                        551,456 (c)     16,290,077
                                                       ==========                     ==========         ==========
DILUTED NET INCOME (LOSS) PER LIMITED PARTNER UNIT     $     0.25                                        $     0.41
                                                       ==========                                        ==========
DILUTED AVERAGE NUMBER OF UNITS OUTSTANDING            15,777,307                        551,456         16,328,763
                                                       ==========                     ==========         ==========

See accompanying notes.

                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                  (IN THOUSANDS, EXCEPT PER UNIT AND UNIT DATA)

1.   Presentation:

     The unaudited pro forma combined financial statements do not give any effect to any restructuring cost, potential cost savings, or other operating efficiencies that are expected to result from the acquisition. The unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the acquisition had been consummated on the dates indicated or which may be achieved in the future. The purchase accounting adjustments made in connection with the development of the unaudited pro forma combined financial statements are preliminary and have been made solely for purposes of presenting such pro forma financial information.

2. It has been assumed that for purposes of the unaudited pro forma combined balance sheet, the acquisition of the propane operations of V-1 occurred on November 30, 2002 and for purposes of the unaudited pro forma combined statements of operations, the acquisition occurred on September 1, 2001. The unaudited pro forma combined balance sheet data at November 30, 2002 combines balance sheets Heritage as of November 30, 2002 and V-1 as of September 30, 2002, after giving effect to pro forma adjustments. The unaudited pro forma combined statements of operations for the three months ended November 30, 2002 and the year ended August 31, 2002, combine the results of Heritage for three months ended November 30, 2002, and 12 months ended August 31, 2002, and V-1's three months ended September 30, 2002, and year ended September 30, 2002, after giving effect to pro forma adjustments.

     The purchase of assets was accounted for as an acquisition using the purchase method of accounting. Heritage paid the sellers of V-1 cash consideration of $17,298 at closing, $1,891 post closing, and issued common units of $15,000 for a total aggregate purchase price of $34,189. The actual purchase price was allocated to property, plant and equipment ($29,324), customer lists ($458), trademarks ($229) and working capital ($4,178) on January 2, 2003.

3.   The pro forma adjustments for the dates specified above are as follows:

     a) Reflects the elimination of assets not acquired and liabilities not assumed by Heritage and the elimination of V-1's equity accounts.

     b) Reflects the pro forma allocation of the step-up of property, plant and equipment to fair value and to customer lists ($473) and trademarks ($236), and the elimination of assets related to the gasoline operations of V-1 not acquired.

     c) Reflects the issuance of 551,456 Common Units of Heritage, valued at $27.20074 per unit and cash contribution of $306 by U.S. Propane, L.P. to maintain its general partner interests in Heritage Propane Partners, L.P. and Heritage Operating L.P.

     d) Reflects the proceeds from borrowings under Heritage's Senior Revolving Acquisition Facility at a rate of 3.13 percent.

     e)   Reflects cash portion of the purchase price of V-1.

     f) Reflects the depreciation and amortization of the purchase price allocated to property, plant and equipment (3-30 years) and customer lists (15 years), and the elimination of depreciation on the assets related to the gasoline operations of V-1 not acquired.

     g) Reflects interest expense related to borrowings under the Senior Revolving Acquisition Facility at a rate of 3.13 percent.

     h) Reflects the elimination of income and expenses related to the gasoline operations of V-1 not acquired.

     i)   Reflects the elimination of the gain on disposal of assets.

     j) Reflects the elimination of interest and investment income and gains on the redemption of marketable securities related to assets not acquired.

     k) Reflects adjustment to minority interest expense for Heritage Operating, L.P.

     l) Reflects the adjustment to the general partner's interest in the pro forma combined net income of Heritage.